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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 24, 1998
                                                        -----------------

                               Penton Media, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      1-14337                     36-2875386
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(State or Other                 (Commission                  (IRS Employer
 Jurisdiction of                File Number)               Identification No.)
 Incorporation)


1100 Superior Avenue, Cleveland, Ohio                                 44114
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (216) 696-7000
                                                  ------------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 24, 1998, Internet World Media, Inc. ("Purchaser"), a wholly owned subsidiary of Penton Media, Inc. (the "Company"), acquired 8,989,114 shares of Mecklermedia Corporation ("Mecklermedia") common stock, representing approximately 98.6% of the outstanding shares of common stock of Mecklermedia, for a cash price of $29.00 per share. The shares were purchased pursuant to a tender offer to acquire all of the outstanding shares of Mecklermedia common stock commenced on October 15, 1998.

         On November 24, 1998, the Company completed the merger (the "First Merger") of Purchaser with and into Mecklermedia (the "Surviving Corporation"). Upon consummation of the merger, the Surviving Corporation became a wholly owned subsidiary of the Company and the shareholders of Mecklermedia who did not tender their shares became entitled to receive $29.00 per share. The total purchase price for Mecklermedia was approximately $274.0 million for the tendered shares, which includes certain additional amounts to be paid in respect of outstanding stock options and warrants.

         Upon consummation of the First Merger, iWorld Corporation ("iWorld"), a wholly owned subsidiary of the Surviving Corporation, was merged (the "Second Merger") into Internet.com LLC ("Internet.com"), a Delaware limited liability company, which was the surviving entity in the Second Merger. Upon consummation of the Second Merger, the Surviving Corporation, which was the sole member of Internet.com, sold 80.1% of its membership interest in Internet.com to Alan M. Meckler for an aggregate purchase price of $18.0 million. The Surviving Corporation retained the remaining 19.9% membership interest and a warrant to acquire additional membership interests up to a 29.0% membership interest.

         The funds used to consummate the tender offer came from borrowings of the Company under a Credit Agreement, dated as of November 24, 1998 among the Company, as borrower, the lenders listed therein, as lenders, DLJ Capital Funding, Inc., as syndication agent, The Bank of New York and Key Corporate Capital, Inc., as co-documentation agents, and First Union National Bank, as administrative agent. The Credit Agreement has an availability of $300 million.

         Mecklermedia is a leading provider of information about the Internet through its (i) Internet World and ISPCON trade shows and conferences, (ii) publication of Internet World, a weekly controlled circulation newspaper, (iii) publication of Boardwatch, a monthly general circulation magazine, (iv) publication of the Directory of Internet Service Providers, a periodic general circulation publication, and (v) Internet.com (formerly iWorld), Mecklermedia's network of Web Sites for Internet news and information resources.

ITEM 5.           OTHER EVENTS.

         On December 1, 1998, Ariff Alidina, an alleged former stockholder of Mecklermedia, filed a purported class action lawsuit in the United States District Court for the Southern District of New York against the Company and Purchaser (the "Defendants"). The complaint generally alleges that the Defendants violated the federal securities laws by selling Mr. Meckler an 80.1% interest in Internet.com for what plaintiff alleges was a below market price, thereby giving to


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Mr. Meckler more consideration for his common stock in Mecklermedia than was paid to the other stockholders of Mecklermedia. The complaint generally seeks damages in an unspecified amount, as well as other relief. The Defendants believe the allegations contained in the complaint are without merit and intend to contest them vigorously.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)               Financial Statements of Business Acquired.

                  The financial statements of Mecklermedia for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.

(b)               Pro Forma Financial Information.

                  The Pro Forma financial statements of Mecklermedia required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.

(c)               Exhibits.

2.1 Agreement and Plan of Merger, dated as of October 7, 1998, by and among Penton Media, Inc., Internet World Media, Inc., Mecklermedia Corporation and Alan M. Meckler (incorporated herein by reference to Exhibit 2.1 to the Registrant's Form 8-K filed with the Commission on October 15, 1998).

99.1 Credit Agreement, dated as of November 24, 1998, among the Company, as borrower, the lenders listed therein, as lenders, DLJ Capital Funding, Inc., as syndication agent, The Bank of New York and Key Corporate Capital, Inc., as co-documentation agents, and First Union National Bank, as administrative agent.

99.2 Tender, Voting and Option Agreement, dated October 7, 1998, by and among Penton Media, Inc., Internet World Media, Inc., Mecklermedia Corporation and Alan M. Meckler (incorporated herein by reference to Exhibit 99.1 to the Registrant's Form 8-K filed with the Commission on October 15, 1998).
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PENTON MEDIA, INC.

Dated:    December 9, 1998

                                            By:  /s/ Joseph G. NeCastro
                                               ---------------------------------
                                            Name:  Joseph G. NeCastro
                                            Title:  Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.
-------

2.1 Agreement and Plan of Merger, dated as of October 7, 1998, by and among Penton Media, Inc., Internet World Media, Inc., Mecklermedia Corporation and Alan M. Meckler (incorporated herein by reference to Exhibit 2.1 to the Registrant's Form 8-K filed with the Commission on October 15, 1998).

99.1 Credit Agreement, dated as of November 24, 1998, among the Company, as borrower, the lenders listed therein, as lenders, DLJ Capital Funding, Inc., as syndication agent, The Bank of New York and Key Corporate Capital, Inc., as co-documentation agents, and First Union National Bank, as administrative agent.

99.2 Tender, Voting and Option Agreement, dated October 7, 1998, by and among Penton Media, Inc., Internet World Media, Inc., Mecklermedia Corporation and Alan M. Meckler (incorporated herein by reference to Exhibit 99.1 to the Registrant's Form 8-K filed with the Commission on October 15, 1998).